Exhibit 99.1





                                                        February 27, 2009




FOR IMMEDIATE RELEASE

Contact:  Laura Ulbrandt  (212) 460-1900



                          LEUCADIA NATIONAL CORPORATION
                             ANNOUNCES 2008 RESULTS



Leucadia National Corporation (LUK - NYSE) today announced its operating results for the year ended December 31, 2008. Net loss was $(2,535,425,000) or $(11.00) per diluted common share for the year ended December 31, 2008 compared to net income of $484,294,000 or $2.10 per diluted common share for the year ended December 31, 2007. A major portion of the 2008 loss results from a charge to income tax expense of $1,672,100,000 and an increase to the deferred tax valuation allowance to reserve for substantially all of the Company's net deferred tax asset (which includes its net operating loss carryforwards). During 2007, the Company recorded an adjustment that reduced the deferred tax valuation allowance and credited income tax expense by $542,700,000. Net loss for 2008 also included income of $43,886,000 or $.19 per diluted common share and net income for 2007 included income of $3,486,000 or $.01 per diluted common share related to discontinued operations, including gain and loss on disposals.

The Company also announced today that its Board of Directors has authorized the Company to make purchases, from time to time, of the Company's outstanding indebtedness at such prices as the Company's Chairman and its President may deem appropriate.

For more information on the adjustment described above and the Company's results of operations for 2008, please see the Company's Annual Report on Form 10-K for the year ended December 31, 2008, which was filed with the Securities and Exchange Commission today.

           SUMMARY FOR LEUCADIA NATIONAL CORPORATION AND SUBSIDIARIES
           ----------------------------------------------------------
                    (In thousands, except per share amounts)




                                                                           For the Three Month               For the Year
                                                                        Period Ended December 31,          Ended December 31,
                                                                        -------------------------      -------------------------
                                                                            2008          2007            2008            2007
                                                                            ----          ----            ----            ----
                                                                                  (Unaudited)


Revenues and other income                                               $   166,634    $ 282,557      $  1,080,653   $ 1,154,895
                                                                        ===========    =========      ============   ===========

Net securities gains (losses)                                           $  (106,322)   $   5,854      $   (144,542)  $   95,641
                                                                        ===========    =========      ============   ===========

Loss from continuing operations before income
   taxes and losses related to associated companies                     $  (189,120)   $ (74,035)     $   (366,568)  $   (57,088)

Income tax provision (benefit)                                            1,971,489     (566,712)        1,673,675      (559,771)
                                                                        -----------    ---------      ------------   -----------

Income (loss) from continuing operations before
   income (losses) related to associated companies                       (2,160,609)     492,677        (2,040,243)      502,683

Losses related to associated companies, net of taxes                       (599,118)     (48,132)         (539,068)      (21,875)
                                                                        -----------    ---------      ------------   -----------

Income (loss) from continuing operations                                 (2,759,727)     444,545        (2,579,311)      480,808

Income from discontinued operations, including gain (loss)
   on disposal, net of taxes                                                 43,886        1,188            43,886         3,486
                                                                        -----------    ---------      ------------   -----------

   Net income (loss)                                                    $(2,715,841)   $ 445,733      $ (2,535,425)  $   484,294
                                                                        ===========    =========      ============   ===========

Basic earnings (loss) per common share:
Income (loss) from continuing operations                                    $(11.72)       $2.00           $(11.19)        $2.20
Income from discontinued operations, including gain (loss)
   on disposal                                                                  .19         --                 .19           .02
                                                                            -------        -----           -------         -----
   Net income (loss)                                                        $(11.53)       $2.00           $(11.00)        $2.22
                                                                            =======        =====           =======         =====

Number of shares in calculation                                             235,521      222,494           230,494       218,361
                                                                            =======      =======           =======       =======

Diluted earnings (loss) per common share:
Income (loss) from continuing operations                                    $(11.72)       $1.87           $(11.19)        $2.09
Income from discontinued operations, including gain (loss)
   on disposal                                                                  .19         --                 .19           .01
                                                                            -------        -----            ------         -----
   Net income (loss)                                                        $(11.53)       $1.87           $(11.00)        $2.10
                                                                            =======        =====           =======         =====

Number of shares in calculation                                             235,521      239,483           230,494       234,653
                                                                            =======      =======           =======       =======

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